UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 9, 2014 (July 9, 2014)
HEALTHCARE TRUST OF AMERICA, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35568	20-4738467
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16435 N. Scottsdale Road, Suite 320
Scottsdale, Arizona		85254
(Address of principal executive offices)		(Zip Code)
(480) 998-3478
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
On July 9, 2014, Healthcare Trust of America, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) for the purpose of acting on the following three proposals properly brought before the meeting:
(1) the election of the following individuals to the Company’s board of directors: Scott D. Peters, W. Bradley Blair, II, Maurice J. DeWald, Warren D. Fix, Larry L. Mathis, Steve W. Patterson and Gary T. Wescombe;
(2) the approval, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement; and
(3) the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.
Election of Directors
At the Annual Meeting, our stockholders elected all the director nominees identified above to serve until the Annual Meeting in 2015 and until their successors are duly elected and qualified. Set forth below are the final voting tallies from the Annual Meeting relating to such election of director nominees:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes	% of Votes For*
Scott D. Peters	137,663,637	342,966	2,957,462	74,779,271	100%
W. Bradley Blair, II	139,271,538	685,695	1,006,832	74,779,271	100%
Maurice J. DeWald	139,385,249	712,333	866,483	74,779,271	99%
Warren D. Fix	133,961,996	5,055,247	1,946,822	74,779,271	96%
Larry L. Mathis	139,548,002	410,326	1,005,737	74,779,271	100%
Steve W. Patterson	139,718,261	353,909	891,895	74,779,271	100%
Gary T. Wescombe	139,432,958	667,974	863,133	74,779,271	100%
* Note that % of “Votes For” excludes abstentions and broker non-votes, consistent with the Company’s charter.
Advisory Vote to Approve Executive Compensation
At the Annual Meeting, our stockholders approved the compensation of our named executive officers. Set forth below are the final voting tallies from the Annual Meeting relating to such approval of the compensation of our named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes	% of Votes For*
120,576,721	19,204,137	1,183,207	74,779,271	86%
* Note that % of “Votes For” excludes abstentions and broker non-votes, consistent with the Company’s charter.
Ratification of Auditors
At the Annual Meeting, our stockholders ratified the appointment of Deloitte & Touch LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014. Set forth below are the final voting tallies from the Annual Meeting relating to such auditor ratification:

Votes For	Votes Against	Abstentions	Broker Non-Votes	% of Votes For*
213,618,658	1,141,710	982,968	—	99%
* Note that % of “Votes For” excludes abstentions and broker non-votes, consistent with the Company’s charter.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthcare Trust of America, Inc.
Date: July 9, 2014	By:	/s/ Scott D. Peters
Name: Scott D. Peters
Title: Chief Executive Officer, President and Chairman